Exhibit 10.2.1

                               FIFTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                                September 28, 2006

PEI Holdings, Inc.
680 North Lakeshore Drive
Chicago, Illinois 60611

Ladies and Gentlemen:

            Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of April 1, 2005, among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the financial institutions from time to time party thereto (the "Lenders"), and Bank of America, N.A., as Agent for the Lenders ("Agent") (as amended, supplemented or otherwise modified to date, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided to such terms in the Credit Agreement.

            Borrower has requested that Agent and Lenders agree to amend the Credit Agreement in certain respects, and Agent and Lenders have agreed to such amendments, on the terms, and subject to the conditions, contained herein.

            Therefore, Borrower, Agent and Lenders hereby agree as follows:

            1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

            (a) Section 6.10 of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:

            6.10 Additional Guarantors.

            Notify Agent at the time that any Person becomes a Wholly-Owned Restricted Subsidiary of Playboy; and promptly thereafter, cause each such Person (a) other than a Foreign Subsidiary, to become a Guarantor by executing and delivering to Agent a Loan Guaranty or Loan Guaranty joinder in a form reasonably acceptable to Agent, (b) other than a Foreign Subsidiary, to deliver to Agent documents reasonably necessary to grant to Agent (and permit Agent to perfect) a Lien on the personal property of such Person to the extent permitted herein, (c) to cause the appropriate Person to deliver to Agent a Pledge Agreement granting to Agent a Lien on the Equity Interests of such Person (excluding China and Gibraltar, unless otherwise agreed by Agent and

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      Borrower) and (d) to deliver to Agent  documents of the types  referred to in clause (iv) of Section 4.01(a) and favorable opinions of counsel (including in-house counsel) to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clauses (a), (b) and (c)), as applicable, all in form, content and scope reasonably satisfactory to Agent; provided, that compliance with clauses (b), (c) and (d) of this Section 6.10 shall not be required with respect to any Person until 60 days after request therefor by Agent (which request may be made by Agent in its sole discretion).

            (b) the Schedules to the Credit Agreement are hereby supplemented with the information set forth on the corresponding Schedules attached hereto as Exhibit A.

            2. Scope. Except as amended hereby, the Credit Agreement remains unchanged and in full force and effect.

            3. Effectiveness. This Fifth Amendment to Amended and Restated Credit Agreement (the "Amendment") shall be effective when executed by Lenders and Agent and agreed to by Borrower and returned to Agent, together with the following, all in form and substance reasonably satisfactory to Agent:

            (a) a Reaffirmation of Guaranty executed by each Guarantor (other than the Jenna Jameson Entities);

            (b) a Joinder and Amendment No. 1 to Master Corporate Guaranty executed by each Jenna Jameson Entity, each other Loan Party, Agent and the Required Lenders;

            (c) copies of the organizational documents and a good standing certificate of each Jenna Jameson Entity, all as certified by the Secretary of State of Colorado;

            (d) a secretary's certificate for each Jenna Jameson Entity, certifying to (i) the bylaws or operating agreement, as applicable, of such Jenna Jameson Entity, (ii) the incumbency and signature of each officer of such Jenna Jameson Entity signing the Guaranty on behalf of such Jenna Jameson Entity and (iii) the resolutions of the board of directors or similar governing body of such Jenna Jameson Entity authorizing the execution, delivery and performance of the Guaranty to which such Jenna Jameson Entity is a party;

            (e) a work fee equal to $3,000, for the accounts of the Lenders in accordance with their respective Pro Rata Shares.

            4. Severability. If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or


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unenforceable  provisions.  The  invalidity  of  a  provision  in  a  particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.


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            6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT BORROWER, AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                                       Very truly yours,

                                       BANK OF AMERICA, N.A., as Agent

                                       By_______________________________________
                                       Its______________________________________

                                       BANK OF AMERICA, N.A., as a Lender

                                       By_______________________________________
                                       Its______________________________________

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       as a Lender

                                       By_______________________________________
                                       Its______________________________________

ACKNOWLEDGED AND AGREED TO
THIS 28 DAY OF SEPTEMBER, 2006:

PEI HOLDINGS, INC., as Borrower

By Robert Campbell
Its Senior Vice President and Treasurer